UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025

REED’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT 06851

(Address of principal executive offices and zip code)

Not applicable

(Former name or former address if changed since last report)

Registrant’s telephone number, including area code: (203) 890-0557

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)(1) (i) On March 17, 2025, Lewis Jaffe submitted his resignation from the Board of Directors (“Board”) of Reed’s, Inc., a Delaware corporation (“Reed’s” or the “company”), to be effective March 31, 2025.

(ii) Mr. Jaffe is currently the Chair of the Governance Committee of the Board and a member of each of the Compensation and Audit Committees.

(iii) In his letter of resignation, Mr. Jaffe notified the Board that he attributed his decision to “recent changes in ownership, leadership and decision-making processes”. He further stated that “[his] decision [was] driven by a fundamental difference in views regarding corporate governance and the role of the board in guiding the company’s strategic direction, as well as the majority investor’s desire to replace the independent directors over time.”

(2) A copy of Mr. Jaffe’s correspondence describing the circumstances surrounding his resignation is attached hereto as Exhibit 17.

(3) The company (i) has provided Mr. Jaffe with a copy of the disclosures it is making in response to this Item 5.02 prior to filing the disclosures with the Commission; (ii) is providing Mr. Jaffe with the opportunity to furnish the company as promptly as possible with a letter addressed to the company stating whether he agrees with the statements made by the company in response to this Item 5.02 and, if not, stating the respects in which he does not agree; and (iii) will file any letter received by the company from Mr. Jaffe with the SEC as an exhibit by an amendment to this previously filed Form 8-K within two business days after receipt by the company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
17	Correspondence from Lewis Jaffe dated March 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REEDS, INC.,
a Delaware corporation

Dated: March 21, 2025	By:	/s/ Norman E. Snyder, Jr.
Norman E. Snyder, Jr.,
Chief Executive Officer